UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Transfer of the GKK Properties
On September 1, 2011 (the “Effective Date”), KBS Real Estate Investment Trust, Inc. (the “Company”), through indirect wholly owned subsidiaries (collectively, “KBS”), entered into (a) a Collateral Transfer and Settlement Agreement (the “Settlement Agreement”) with, among other parties, GKK Stars Acquisition LLC (“GKK Stars”), the wholly owned subsidiary of Gramercy Capital Corp. (“Gramercy”) that indirectly owns the Gramercy real estate portfolio, and (b) an Acknowledgment and Consent Agreement with, among other parties, Goldman Sachs Mortgage Company and Citicorp North America, Inc., to effect the orderly transfer to KBS of certain assets and liabilities of the Gramercy real estate portfolio in satisfaction of certain debt obligations owed to KBS by wholly owned subsidiaries of Gramercy. Pursuant to the Settlement Agreement, on the Effective Date, KBS indirectly took title to or, with respect to a limited number of properties, indirectly took a leasehold interest in, 317 properties and will indirectly take title to or, with respect to a limited number of properties, will indirectly take a leasehold interest in an additional 498 properties from the Gramercy real estate portfolio no later than December 15, 2011. Such transfers of equity interests (“Equity Interests”) in the owners of, or in the owners of leasehold interests in, these properties are referred to herein as the “Transfers” and the properties subject to the Transfers are referred to herein as the “GKK Properties.”
Because the Settlement Agreement provides that KBS must accept the Transfer of all of the remaining Equity Interests that have not been transferred as of December 15, 2011, with the only requirement being the passage of time, for accounting purposes (although not for legal purposes), the Company is deemed to control all of the Equity Interests and all of the GKK Properties to be Transferred as of the Effective Date. As a result, the Company will consolidate in its financial statements as of the Effective Date all assets and liabilities to be assumed by the Company in connection with the Transfers of the Equity Interests and the GKK Properties under the Settlement Agreement, including the related assumption of the mortgages on the GKK Properties.
The Settlement Agreement is the result of negotiations with Gramercy and GKK Stars upon the maturity without repayment of the Company’s August 22, 2008 investment in a senior mezzanine loan with a face amount of $500.0 million that was used to finance a portion of Gramercy’s acquisition of American Financial Realty Trust and its real estate portfolio.
This Current Report on Form 8-K is being filed by the Company to present the financial statements for the GKK Properties transferred or to be transferred under the Settlement Agreement as well as the related pro forma financial statements for the Company because of the significance to the Company of the transactions resulting from the Settlement Agreement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of the GKK Properties
	Report of Independent Auditors	F-1
	Combined Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-2
	Notes to Combined Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-3
(b)	Pro Forma Financial Information
KBS Real Estate Investment Trust, Inc.
	Summary of Unaudited Pro Forma Financial Statements	F-6
	Unaudited Pro Forma Balance Sheet as of June 30, 2011	F-7
	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2011	F-9
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-11

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: November 10, 2011	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer and Director

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Real Estate Investment Trust, Inc.

We have audited the accompanying combined statement of revenues over certain operating expenses of the GKK Properties for the year ended December 31, 2010. This combined statement of revenues over certain operating expenses is the responsibility of the Gramercy Capital Corp. management. Our responsibility is to express an opinion on the combined statement based on our audit.
We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the combined statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statement of revenues over certain operating expenses of the GKK Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the GKK Properties’ revenues and expenses.
In our opinion, the combined statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the GKK Properties’ for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
November 10, 2011

GKK PROPERTIES
COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
	(unaudited)
Revenues:
Rental income	$102,811	$211,891
Tenant reimbursements	54,975	109,002
Other income	134	2,928
Total revenues	157,920	323,821

Expenses:
Utilities	16,780	33,877
Real estate taxes	17,851	32,462
Repairs, maintenance and supplies	13,402	25,884
Ground rent and leasehold obligations	9,431	18,682
Janitorial	7,413	15,136
Property management fees and salaries	7,566	13,667
Management fees	3,163	6,920
Direct billable expenses	2,479	6,237
Other property operating expenses	4,899	9,001
Interest expense	35,551	67,588
Total expenses	118,535	229,454
Revenues over certain operating expenses	$39,385	$94,367

See accompanying notes.

GKK PROPERTIES
NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2011 (unaudited)
and the Year Ended December 31, 2010

1.	DESCRIPTION OF THE REAL ESTATE PROPERTIES
On September 1, 2011 (the“Effective Date”), KBS Real Estate Investment Trust, Inc. (the “Company”), through indirect wholly owned subsidiaries (collectively, “KBS”), entered into (a) a Collateral Transfer and Settlement Agreement (the “Settlement Agreement”) with, among other parties, GKK Stars Acquisition LLC (“GKK Stars”), the wholly owned subsidiary of Gramercy Capital Corp. (“Gramercy”) that indirectly owns the Gramercy real estate portfolio, and (b) an Acknowledgment and Consent Agreement with, among other parties, Goldman Sachs Mortgage Company and Citicorp North America, Inc., to effect the orderly transfer to KBS of certain assets and liabilities of the Gramercy real estate portfolio in satisfaction of certain debt obligations owed to KBS by wholly owned subsidiaries of Gramercy. Pursuant to the Settlement Agreement, on the Effective Date, the Company indirectly took title to or, with respect to a limited number of properties, indirectly took a leasehold interest in, 317 properties and will indirectly take title to or, with respect to a limited number of properties, will indirectly take a leasehold interest in an additional 498 properties from the Gramercy real estate portfolio no later than December 15, 2011. Such transfers of equity interests (“Equity Interests”) in the owners of, or in the owners of leasehold interests in, these properties are referred to herein as the “Transfers” and the properties subject to the Transfers are referred to herein as the “GKK Properties.”
The GKK Properties consist of 524 bank branches, 288 office buildings and operation centers, and three parcels of land and parking. The consolidated GKK Properties aggregated approximately 20.7 million rentable square feet as of December 31, 2010.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate and real estate‑related investments.

2.	BASIS OF PRESENTATION
The accompanying combined statements of revenues over certain operating expenses of the GKK Properties represent the revenues and certain operating expenses of a combination of real estate properties which are under common control and management. Therefore, the combined statements of revenues over certain operating expenses are presented herein on a combined basis, in accordance with accounting principles generally accepted in the United States for the purpose of complying with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission. All significant inter-entity transactions have been eliminated in combination.
The GKK Properties are not legal entities and the accompanying combined statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented. The financial statements include the historical revenue and certain expenses of the GKK Properties, and exclude depreciation and amortization, rental income related to the amortization of above and below-market leases, impairment charges, non-cash interest expense and other operating expenses that will not be comparable to the corresponding amounts reflected in the future operations of the GKK Properties.
An audited combined statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the GKK Properties were transferred from an unaffiliated party and (ii) based on due diligence of the GKK Properties by the Company, management is not aware of any material factors relating to the GKK Properties that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in these notes to the combined statements of revenues over certain operating expenses are presented on an unaudited basis.

GKK PROPERTIES
NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2011 (unaudited)
and the Year Ended December 31, 2010

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $2.6 million and $3.0 million for the year ended December 31, 2010 and six months ended June 30, 2011 (unaudited), respectively.
Use of Estimates
The preparation of the combined statements of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2010, the GKK Properties consisted of 815 properties located in 36 states. As of December 31, 2010, the GKK Properties were 85% leased. Also as of December 31, 2010, the weighted-average remaining term of the GKK Properties’ leases was 9.8 years and approximately 75% of their base revenue was derived from net leases.
Two tenants, Bank of America, N.A. (“Bank of America”) and Wells Fargo Bank, N.A. (“Wells Fargo”), each represented more than 10% of rental income of the GKK Properties for the year ended December 31, 2010. For the year ended December 31, 2010, the GKK Properties earned approximately $77.3 million or 36% of their rental income from Bank of America. The Bank of America leases terminate between 2012 and 2026 and include various options to extend the terms up to 100 years. Collectively, leases under two of the Bank of America portfolios permit Bank of America to reduce its current leased premises by: approximately 5,000 square feet effective immediately; an additional 105,000 square feet effective on January 1, 2012; an additional 139,000 square feet effective on April 1, 2013; and an additional 105,000 square feet effective on January 1, 2017, all upon 60 days prior notice and without payment of a termination fee. The leases under these two portfolios also permit Bank of America to reduce its leased premises by approximately 16,000 square feet, upon 56 weeks prior notice and the payment of a termination fee. Under another Bank of America lease, Bank of America is permitted to reduce its leased premises by approximately 261,000 square feet effective on July 31, 2016, upon 12 months prior notice and the payment of a termination fee.
For the year ended December 31, 2010, the GKK Properties earned approximately $32.7 million or 16% of their rental income from Wells Fargo. The Wells Fargo leases terminate between 2011 and 2030 and include various options to extend the terms up to 30 additional years. Leases under one of the Wells Fargo portfolios permit Wells Fargo to reduce its current leased premises by: approximately 10,000 square feet effective immediately; by an additional 234,000 square feet effective on October 1, 2012; an additional 234,000 square feet effective on October 1, 2017, all upon nine months prior notice and without payment of a termination fee. No other tenants represented more than 10% of rental income for the year ended December 31, 2010.
As of December 31, 2010, expected future minimum rental receipts due under operating leases were as follows (in thousands):

2011	$192,392
2012	183,545
2013	173,004
2014	165,245
2015	149,757
Thereafter	905,924
$1,769,867

GKK PROPERTIES
NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Six Months Ended June 30, 2011 (unaudited)
and the Year Ended December 31, 2010

5.	LEASEHOLD INTERESTS
The GKK Properties include leasehold interests in certain commercial properties. The property leases have expiration dates between 2011 and 2085 and the ground leases have expiration dates between 2012 and 2101. These lease obligations generally contain rent increases and renewal options.
As of December 31, 2010, future minimum rentals payable under these non-cancelable leases, excluding increases resulting from increases in the consumer price index, were as follows (in thousands).

2011	$20,161
2012	19,949
2013	19,416
2014	18,847
2015	18,200
Thereafter	127,366
$223,939

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants of the GKK Properties have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced. See Note 4, “Description of Leasing Arrangements.”
Environmental
The GKK Properties are subject to various environmental laws of federal, state and local governments. Although there can be no assurance, Gramercy is not aware of any environmental liability with respect to the GKK Properties that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations, the uses and conditions of properties in the vicinity of the GKK Properties, the activities of their tenants and other environmental conditions of which Gramercy is unaware with respect to the GKK Properties could result in future environmental liabilities.
Legal Matters
From time to time, the GKK Properties are the subject of legal proceedings that arise in the ordinary course of business. Management of Gramercy is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on the GKK Properties’ results of operations or financial condition, which would require accrual or disclosure of the contingency and possible range of loss. Additionally, the GKK Properties have not recorded any loss contingencies related to legal proceedings in which the potential loss is deemed to be remote.

7.	SUBSEQUENT EVENTS
The Company evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on November 10, 2011.

KBS REAL ESTATE INVESTMENT TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2010 and June 30, 2011, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2010 and the three and six months ended June 30, 2011, and the notes thereto. The consolidated financial statements of KBS REIT as of and for the year ended December 31, 2010 and the consolidated financial statements as of and for the three and six months ended June 30, 2011 have been included in KBS REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of GKK Properties, which are included herein.
The following pro forma balance sheet as of June 30, 2011 has been prepared to give effect to the transfers contemplated by the Collateral Transfer and Settlement Agreement (the “Settlement Agreement”) related to the GKK Properties as if the transfers occured on June 30, 2011.
The following unaudited pro forma statements of operations for the six months ended June 30, 2011 and for the year ended December 31, 2010 have been prepared to give effect to the transfers contemplated by the Settlement Agreement related to the GKK Properties, as if the transfers occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only. Because of maturities and amortization payment requirements under certain of KBS REIT’s debt obligations, subsequent to the transfers under the Settlement Agreement, KBS REIT expects to commence the disposition of certain assets transferred thereunder. However, KBS REIT’s management has not yet identified all of the assets that will be the subject of early dispositions. Because of the anticipated disposition of assets, the pro forma financial information presented is not indicative of future results of operations of KBS REIT or of actual results that would have been achieved had the transfers under the Settlement Agreement been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the transfers. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2011

		Pro Forma Adjustments
	KBS REIT Historical (a)	GKK Properties (b)		Pro Forma Total
Assets
Real estate held for investment:
Land	$223,073	$438,766	(c)	$661,839
Buildings and improvements	1,301,964	1,199,028	(c)	2,500,992
Tenant origination and absorption costs	66,393	253,832	(c)	320,225
Total real estate held for investment, at cost and net of impairment charges	1,591,430	1,891,626		3,483,056
Less accumulated depreciation and amortization	(176,412)	—		(176,412)
Total real estate held for investment, net	1,415,018	1,891,626		3,306,644
Real estate held for sale, net	133,252	—		133,252
Foreclosed real estate held for sale	30,927	—		30,927
Total real estate, net	1,579,197	1,891,626		3,470,823
Real estate loans receivable, net	592,084	(499,403)		92,681
Real estate securities	19,094	—		19,094
Total real estate and real estate-related investments, net	2,190,375	1,392,223		3,582,598
Cash and cash equivalents	39,263	32,050		71,313
Restricted cash	6,453	123,815		130,268
Pledged government securities	—	93,623	(c)	93,623
Rents and other receivables, net	30,318	22,084		52,402
Above-market leases, net	4,393	41,825	(c)	46,218
Assets related to real estate held for sale	5,517	—		5,517
Deferred financing costs, prepaid expenses and other assets	39,502	16,761		56,263
Total assets	$2,315,821	$1,722,381		$4,038,202
Liabilities and equity
Notes payable and repurchase agreements:
Notes payable	$1,144,045	$1,444,299		$2,588,344
Repurchase agreements	187,531	—		187,531
Notes payable related to real estate held for sale	84,551	—		84,551
Total notes payable and repurchase agreements	1,416,127	1,444,299		2,860,426
Accounts payable and accrued liabilities	19,142	40,280		59,422
Due to affiliates	6,991	—		6,991
Distributions payable	8,109	—		8,109
Below-market leases, net	11,787	142,683	(c)	154,470
Liabilities related to real estate held for sale	1,061	—		1,061
Other liabilities	21,381	95,119		116,500
Total liabilities	1,484,598	1,722,381		3,206,979
Commitments and contingencies (Note 6)
Redeemable common stock	65,180	—		65,180
Equity
KBS Real Estate Investment Trust, Inc. stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 188,102,165 shares issued and outstanding as of June 30, 2011	1,881	—		1,881
Additional paid-in capital	1,600,803	—		1,600,803
Cumulative distributions and net losses	(807,984)	—		(807,984)
Accumulated other comprehensive loss	(5,319)	—		(5,319)
Total KBS Real Estate Investment Trust, Inc. stockholders’ equity	789,381	—		789,381
Noncontrolling interest	(23,338)	—		(23,338)
Total equity	766,043	—		766,043
Total liabilities and equity	$2,315,821	$1,722,381		$4,038,202

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2011

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q as of June 30, 2011.

(b)
Represents the transfers contemplated by the Settlement Agreement. In addition to the transfers of equity interests in the direct or indirect owners of, or holders of a leasehold interest in, the GKK Properties, KBS REIT is to receive cash, restricted cash, securities and other assets and liabilities under the Settlement Agreement, including 25 mortgage loan portfolios, which are secured by certain of the GKK Properties.

(c)
KBS REIT determined the cost of tangible assets and identifiable intangibles (consisting of above/below-market leases and tenant origination and absorption costs) based on their estimated fair values and recorded the transaction as a business combination. The purchase accounting for this acquisition is preliminary and subject to change.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011

		Pro Forma Adjustments
	KBS REIT Historical (a)	GKK Properties		Pro Forma Total
Revenues:
Rental income	$73,055	$108,270	(b)	$181,325
Tenant reimbursements	14,619	54,975	(c)	69,594
Interest income from real estate loans receivable	10,285	—		10,285
Interest income from real estate securities	1,462	—		1,462
Parking revenues and other operating income	1,007	353	(d)	1,360
Total revenues	100,428	163,598		264,026
Expenses:
Operating, maintenance, and management	23,600	66,719	(e)	90,319
Real estate taxes, property-related taxes, and insurance	13,515	17,851	(f)	31,366
Asset management fees to affiliate	8,582	—		8,582
General and administrative expenses	5,760	—		5,760
Depreciation and amortization	32,694	48,177	(g)	80,871
Interest expense	29,211	35,702	(h)	64,913
Impairment charge on real estate	3,116	—		3,116
Provision for loan losses	(3,820)	—		(3,820)
Total expenses	112,658	168,449		281,107
Other income
Gain on sale of foreclosed real estate held for sale	76	—		76
Income from unconsolidated joint venture	4,234	—		4,234
Other interest income	116	—		116
Total other income	4,426	—		4,426
Loss from continuing operations	(7,804)	(4,851)		(12,655)
Discontinued operations:
Loss from discontinued operations	168	—		168
Impairment charge on discontinued operations	(19,698)	—		(19,698)
Total loss from discontinued operations	(19,530)	—		(19,530)
Net loss	(27,334)	(4,851)		(32,185)
Net loss attributable to noncontrolling interest	(104)	—		(104)
Net loss attributable to common stockholders	$(27,438)	$(4,851)		$(32,289)
Basic and diluted earnings per common share:
Continuing operations	(0.05)	—		(0.07)
Discontinued operations	(0.10)	—		(0.10)
Net loss per common share	$(0.15)	$—		$(0.17)
Weighted-average number of common shares outstanding, basic and diluted	186,769,655	—		186,769,655
Distributions declared per common share	$0.260	$—		$0.260

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2011

(a)	Historical financial information derived from KBS REIT’s Quarterly Report on Form 10-Q for the six months ended June 30, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT), including amortization of above‑market lease assets and below-market lease liabilities, for the six months ended June 30, 2011. Base rent is recognized on a straight-line basis based on the historical operations of the previous owner because it would be impracticable to recalculate these adjustments as if the transfers occurred on January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods based on the pro forma acquisition date of January 1, 2010.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT) for the six months ended June 30, 2011, based on historical operations of the previous owner.

(d)	Represents other operating income (not reflected in the historical statement of operations of KBS REIT) for the six months ended June 30, 2011, based on historical operations of the previous owner.

(e)
Represents operating expenses (not reflected in the historical statement of operations of KBS REIT), including amortization of above‑market and below-market ground rents, for the six months ended June 30, 2011. Operating expenses are based on historical operations of the previous owner adjusted for the amortization of above-market and below-market ground rents, based on the pro forma acquisition date of January 1, 2010. Above-market and below-market ground rents are amortized over the remaining non‑cancelable terms of the respective terms of the leases.

(f)
Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT) for the six months ended June 30, 2011, based on historical operations of the previous owner.

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT) for the six months ended June 30, 2011, based on the pro forma acquisition date of January 1, 2010. Depreciation expense related to buildings is recognized using the straight-line method and a 39-year life. Depreciation and amortization expense related to tenant improvements and lease intangibles is recognized using the straight-line method over the life of the related lease.

(h)
Represents interest expense relating to 25 mortgage loan portfolios (not reflected in the historical statement of operations of KBS REIT) which are secured by certain GKK Properties, for the six months ended June 30, 2011, including amortization of below market debt and lease liabilities. Interest expense is based on historical operations of the previous owner adjusted for the amortization of below-market debt and lease liabilities, based on the pro forma acquisition date of January 1, 2010. Below-market debt and lease liabilities are amortized over the remaining terms of the loans.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

		Pro Forma Adjustments
	KBS REIT Historical (a)	GKK Properties		Pro Forma Total
Revenues:
Rental income	$166,587	$222,808	(b)	$389,395
Tenant reimbursements	29,405	109,002	(c)	138,407
Interest income from real estate loans receivable	42,321	—		42,321
Interest income from real estate securities	3,090	—		3,090
Parking revenues and other operating income	3,154	3,517	(d)	6,671
Total revenues	244,557	335,327		579,884
Expenses:
Operating, maintenance, and management	45,415	132,577	(e)	177,992
Real estate taxes, property-related taxes, and insurance	28,479	32,462	(f)	60,941
Asset management fees to affiliate	19,220	—		19,220
General and administrative expenses	8,382	—		8,382
Depreciation and amortization	79,667	96,354	(g)	176,021
Interest expense	58,174	67,973	(h)	126,147
Impairment charge on real estate	123,453	—		123,453
Provision for loan losses	11,046	—		11,046
Total expenses	373,836	329,366		703,202
Other income
Gain on sale of foreclosed real estate held for sale	2,011	—		2,011
Income from unconsolidated joint venture	7,701	—		7,701
Other interest income	191	—		191
Total other income	9,903	—		9,903
Income (loss) from continuing operations	(119,376)	5,961		(113,415)
Discontinued operations:
Loss from discontinued operations	5,646	—		5,646
Impairment charge on discontinued operations	(649)	—		(649)
Total income from discontinued operations	4,997	—		4,997
Net (loss) income	(114,379)	5,961		(108,418)
Net income attributable to noncontrolling interest	24,027	—		24,027
Net (loss) income attributable to common stockholders	$(90,352)	$5,961		$(84,391)
Basic and diluted earnings per common share:
Continuing operations	(0.53)	—		(0.49)
Discontinued operations	0.03	—		0.03
Net loss per common share	$(0.50)	$—		$(0.46)
Weighted-average number of common shares outstanding, basic and diluted	182,437,352	—		182,437,352
Distributions declared per common share	$0.525	$—		$0.525

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a)	Historical financial information derived from KBS REIT’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS REIT), including amortization of above‑market lease assets and below-market lease liabilities, for the year ended December 31, 2010. Base rent is recognized on a straight-line basis based on the historical operations of the previous owner because it would be impracticable to recalculate these adjustments as if the transfers occurred on January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods based on the pro forma acquisition date of January 1, 2010.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT) for the year ended December 31, 2010, based on historical operations of the previous owner.

(d)	Represents other operating income (not reflected in the historical statement of operations of KBS REIT) for the year ended December 31, 2010, based on historical operations of the previous owner.

(e)
Represents operating expenses (not reflected in the historical statement of operations of KBS REIT), including amortization of above‑market and below-market ground rents, for the year ended December 31, 2010. Operating expenses are based on historical operations of the previous owner adjusted for the amortization of above-market and below-market ground rents, based on the pro forma acquisition date of January 1, 2010. Above-market and below-market ground rents are amortized over the remaining non‑cancelable terms of the respective terms of the leases.

(f)
Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT) for the year ended December 31, 2010, based on management's estimates and on historical operations of the previous owner.

(g)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT) for the year ended December 31, 2010, based on the pro forma acquisition date of January 1, 2010. Depreciation expense related to buildings is recognized using the straight-line method and a 39-year life. Depreciation and amortization expense related to tenant improvements and lease intangibles is recognized using the straight-line method over the life of the related lease.

(h)
Represents interest expense relating to 25 mortgage loan portfolios (not reflected in the historical statement of operations of KBS REIT) which are secured by certain GKK Properties, for the year ended December 31, 2010, including amortization of below market debt and lease liabilities. Interest expense is based on historical operations of the previous owner adjusted for the amortization of below-market debt and lease liabilities, based on the pro forma acquisition date of January 1, 2010. Below-market debt and lease liabilities are amortized over the remaining terms of the loans.